UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a party other than the Registrant	☐

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The Music Acquisition Corporation
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER TO STOCKHOLDERS OF THE MUSIC ACQUISITION CORPORATION
9000 W. SUNSET BLVD, # 1500
HOLLYWOOD, CA 90069

Dear Stockholders of The Music Acquisition Corporation:

You are cordially invited to attend the special meeting in lieu of the 2022 annual meeting (the “special meeting”) of stockholders of The Music Acquisition Corporation (the “Company,” “we,” “us” or “our”) to be held on November 30, 2022 at 10:00 a.m., eastern time. The special meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast at https://www.cstproxy.com/musicacquisition/2022. The attached Notice of Special Meeting in lieu of the 2022 Annual Meeting of Stockholders and proxy statement describe the business we will conduct at the special meeting and provide information about the Company that you should consider when you vote your shares. As more fully described in the attached proxy statement, which is dated November 3, 2022 and is first being mailed to stockholders on or about November 4, 2022, the special meeting will be held for the purpose of considering and voting on the following proposals:

•        Charter Amendment Proposal — To adopt an amendment to our amended and restated certificate of incorporation in the form attached hereto as Annex A to change the date by which we must consummate our initial business combination from February 5, 2023 to the time and date immediately following the filing of such amendment with the Secretary of State of the State of Delaware, or the Accelerated Termination Date.

•        Trust Amendment Proposal — To amend our investment management trust agreement, dated February 2, 2021, with Continental Stock Transfer & Trust Company, as trustee, or the Trust Agreement, pursuant to an amendment in the form attached hereto as Annex B, to change the date on which the trustee must commence liquidation of the trust account established in connection with our initial public offering to the time and date immediately following the Accelerated Termination Date.

•        Auditor Ratification Proposal — To ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for our fiscal year ending December 31, 2022.

•        Adjournment Proposal — To approve one or more adjournments of the meeting from time to time, if necessary or appropriate (as determined by our board of directors or the chairperson of the meeting), including to solicit additional proxies to vote in favor of the other items of business identified above, in the event that there are insufficient votes at the time of the meeting to establish a quorum or approve the first and second items of business identified above.

The board of directors recommends that you vote “for” each of the proposals to be presented at the special meeting.

Whether or not you plan to attend the special meeting, we urge you to use our Internet voting system or to complete, sign and date the accompanying proxy card and return it in the enclosed postage-prepaid envelope as soon as possible so that your shares will be represented at the special meeting. If you later decide to attend the special meeting or change your vote, you may withdraw your proxy and vote virtually at the special meeting. Voting through our Internet voting system or by proxy will ensure your representation at the special meeting if you do not attend virtually.

Your vote is important. Whether you own a few shares or many, and whether or not you plan to attend the special meeting virtually, it is important that your shares be represented and voted.

We look forward to seeing you at the meeting.

Dated: November 3, 2022
By Order of the Board of Directors,
/s/ Neil Jacobson
Neil Jacobson Chairman of the Board and Chief Executive Officer

i

THE MUSIC ACQUISITION CORPORATION
9000 W. SUNSET BLVD, #1500
HOLLYWOOD, CA 90069

NOTICE OF SPECIAL MEETING IN LIEU OF THE
2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 30, 2022

To the Stockholders of The Music Acquisition Corporation:

NOTICE IS HEREBY GIVEN that a special meeting in lieu of the 2022 annual meeting (the “special meeting”) of stockholders of The Music Acquisition Company (the “Company,” “we,” “us” or “our”) will be held on November 30, 2022 at 10:00 a.m., eastern time, in a completely virtual format conducted via live webcast at https://www.cstproxy.com/musicacquisition/2022, to consider and vote on the following proposals:

•        Charter Amendment Proposal — To adopt an amendment to our amended and restated certificate of incorporation in the form attached hereto as Annex A to change the date by which we must consummate our initial business combination from February 5, 2023, which we refer to as the Original Termination Date, to the time and date immediately following the filing of such amendment with the Secretary of State of the State of Delaware, or the Accelerated Termination Date.

•        Trust Amendment Proposal — To amend our investment management trust agreement, dated February 2, 2021, with Continental Stock Transfer & Trust Company, as trustee, or the Trust Agreement, pursuant to an amendment in the form attached hereto as Annex B, to change the date on which the trustee must commence liquidation of the trust account established in connection with our initial public offering to the time and date immediately following the Accelerated Termination Date.

•        Auditor Ratification Proposal — To ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for our fiscal year ending December 31, 2022.

•        Adjournment Proposal — To approve one or more adjournments of the meeting from time to time, if necessary or appropriate (as determined by our board of directors or the chairperson of the meeting), including to solicit additional proxies to vote in favor of the other items of business identified above, in the event that there are insufficient votes at the time of the meeting to establish a quorum or approve the first and second items of business identified above.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Auditor Ratification Proposal and the Adjournment Proposal are not conditioned upon the approval of any other proposal. Each of the Charter Amendment Proposal, the Trust Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

Our existing amended and restated certificate of incorporation, or our certificate of incorporation, currently provides that we have until the Original Termination Date to complete our initial business combination, and if we do not complete an initial business combination by then, we will be required to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem all of the issued and outstanding shares of Class A common stock issued in our initial public offering, or the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish the rights of the holders of the public shares, or the public stockholders, as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors in accordance with applicable law, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Trust Agreement currently provides that the trustee shall commence liquidation of the trust account only and promptly (i) upon receipt of the applicable instruction letter delivered by us in connection with either a closing of an initial business combination or our inability to effect an initial business combination within the time frame specified in our certificate of incorporation, or (ii) upon the date that is the later of the Original Termination Date and such later date as may be approved by our stockholders in accordance with our certificate of incorporation.

Our board of directors believes that the current provisions of our certificate of incorporation and the Trust Agreement described above were included to protect our stockholders from having to sustain their investment for an unreasonably long period if we were unable to find a suitable initial business combination target prior to the Original Termination Date. However, even though our board of directors has determined that it is unlikely that we would be able to complete a business combination before the Original Termination Date, our certificate of incorporation and the Trust Agreement do not permit us to return the funds in the trust account to the public stockholders by way of liquidating the trust account until after the Original Termination Date, and the public stockholders are thereby limited in their ability to exercise their redemption rights.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (H.R. 5376), or the IRA, which, among other things, imposes a 1% excise tax on any domestic corporation that repurchases its stock after December 31, 2022, or the Excise Tax. The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on the New York Stock Exchange, or the NYSE, we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our public shares after December 31, 2022, including redemptions made if we are unable to consummate a business combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our public stockholders would otherwise be entitled to receive.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to change the date by which we must consummate our initial business combination from the Original Termination Date to the Accelerated Termination Date, such that (i) the public stockholders may elect to redeem all or a portion of their public shares in exchange for their pro rata portion of the funds held in the trust account in connection with the approval of the Charter Amendment Proposal, which we refer to as the voluntary redemption, without having to wait for approximately another two months to do so while continuing to earn minimal interest, if any, on the funds during such waiting period; (ii) we will be obligated to redeem all remaining issued and outstanding public shares not redeemed in the voluntary redemption as promptly as reasonably possible but not more than ten business days after the Accelerated Termination Date, which we refer to as the mandatory redemption, which will enable the redemption of all of the public shares by us before we potentially become subject to the Excise Tax; (iii) if such approval has not already been obtained, subject to the approval of our board of directors and our remaining stockholders after completion of the mandatory redemption, dissolve and liquidate as promptly as reasonably possible after completion of the mandatory redemption, which will allow us to return the funds to our public stockholders sooner without any deductions for the Excise Tax and enable these stockholders to deploy such returned funds as they see fit; and (iv) the trustee shall commence liquidation of the trust account promptly following the Accelerated Termination Date.

We also plan to voluntarily delist our shares of Class A common stock from the NYSE as soon as practicable after completion of the mandatory redemption, subject to the rules of the NYSE and our certificate of incorporation, as amended. However, pursuant to our certificate of incorporation, we will not implement the Charter Amendment Proposal if we will not have at least $5,000,001 of net tangible assets upon our implementation of the Charter Amendment Proposal, after taking into account the voluntary redemption.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved or implemented and we are unable to complete a business combination on or before the Original Termination Date, we expect to liquidate and dissolve in accordance with our certificate of incorporation.

The Company reserves the right to move to adjourn the special meeting sine die in the event that our board of directors determines before the special meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal. In that event, at the special meeting we will ask our stockholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal, the Trust Amendment Proposal or the Auditor Ratification Proposal.

Our board of directors has fixed the close of business on October 31, 2022 as the date for determining our stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of our common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

You may exercise your redemption rights regardless of whether or not you vote for or against the proposals, or do not vote at all, and regardless of whether you hold public shares on the record date (so long as you are a holder at the time of exercise). However, under our certificate of incorporation, we are only obligated to provide you with the opportunity to redeem your public shares in connection with the Charter Amendment Proposal upon the approval of such proposal. As of the record date for the meeting, the close of business on October 31, 2022, the redemption price per share was approximately $10.07 (which is expected to be the same approximate amount through the date of the meeting), based on the aggregate amount on deposit in the trust account of approximately $231,620,145 as of the record date, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the total number of then outstanding public shares. The closing price of a share of Class A common stock on the NYSE on the record date was $10.02. Accordingly, if the market price of our Class A common stock were to remain the same until the date of the meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.05 more per share than if the shares were sold in the open market. We cannot assure stockholders that they will be able to sell their shares of Class A common stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in their shares when such stockholders wish to sell their shares.

TO EXERCISE YOUR REDEMPTION RIGHTS IN RESPECT TO THE VOLUNTARY REDEMPTION, YOU MUST ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE COMPANY’S TRANSFER AGENT, AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, ONE STATE STREET, 30TH FLOOR, NEW YORK, NEW YORK 10004-1561, ATTN: MARK ZIMKIND, MZIMKIND@CONTINENTALSTOCK.COM, AT LEAST TWO BUSINESS DAYS PRIOR TO THE SPECIAL MEETING OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM, WHICH ELECTION WOULD LIKELY BE DETERMINED BASED ON THE MANNER IN WHICH YOU HOLD YOUR SHARES.

HOLDERS OF OUR UNITS MUST ELECT TO SEPARATE THE UNDERLYING PUBLIC SHARES AND THE WARRANTS PRIOR TO EXERCISING REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES. IF YOU HOLD UNITS IN AN ACCOUNT AT A BROKERAGE FIRM OR BANK, HOLDERS MUST NOTIFY THEIR BROKER OR BANK, AS APPLICABLE, THAT THEY ELECT TO SEPARATE THE UNITS INTO THE UNDERLYING PUBLIC SHARES AND WARRANTS, OR IF A HOLDER HOLDS UNITS REGISTERED IN ITS, HIS OR HER OWN NAME, THE HOLDER MUST CONTACT THE TRANSFER AGENT DIRECTLY AND INSTRUCT THE TRANSFER AGENT TO DO SO. YOUR BROKER, BANK OR OTHER NOMINEE MAY HAVE AN EARLIER DEADLINE BY WHICH YOU MUST PROVIDE INSTRUCTIONS TO SEPARATE THE UNITS INTO THE UNDERLYING PUBLIC SHARES AND WARRANTS IN ORDER TO EXERCISE REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, SO YOU SHOULD CONTACT YOUR BROKER, BANK OR OTHER NOMINEE OR INTERMEDIARY.

HOLDERS WHO INTEND TO EXERCISE THEIR REDEMPTION RIGHTS IN CONNECTION WITH THE VOLUNTARY REDEMPTION ARE REQUESTED TO COMPLETE THE PROCEDURES DESCRIBED ABOVE PRIOR TO 5:00 P.M., EASTERN TIME, ON NOVEMBER 28, 2022 (TWO BUSINESS DAYS BEFORE THE MEETING) IN ORDER FOR THEIR SHARES OF CLASS A COMMON STOCK TO BE REDEEMED PURSUANT TO SUCH VOLUNTARY REDEMPTION RIGHTS.

Adoption of each of the Charter Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of our outstanding shares of common stock. Adoption of each of the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the stockholders present virtually or represented by proxy at the special meeting. The Adjournment Proposal will only be put forth for a vote in the event there are insufficient votes at the time of the meeting to establish a quorum or approve the Charter Amendment Proposal, the Trust Amendment Proposal and the Auditor Ratification Proposal.

After careful consideration of all relevant factors, including, but not limited to, the IRA and the Excise Tax, the time value of money and the conclusion that it is very unlikely that we would be able to complete a business combination before the Original Termination Date, our board of directors has determined that the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of our Company and our stockholders and recommends that you vote or give instruction to vote for each of the proposals. For further details about the reasons for the Charter Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Background and Rationale for the Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Background and Rationale for the Proposal,” respectively, of this proxy statement.

Your vote is very important. Whether or not you plan to attend the special meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the special meeting. Submitting a proxy now will NOT prevent you from being able to attend and vote during the special meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the special meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the special meeting and vote virtually, you will need to obtain a legal proxy from your bank, broker or nominee authorizing you to vote these shares. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted for each of the proposals presented at the special meeting. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Charter Amendment Proposal and the Trust Amendment Proposal.

Enclosed is the Notice of Special Meeting in lieu of the 2022 Annual Meeting of Stockholders and accompanying proxy statement containing detailed information about the special meeting, the Charter Amendment Proposal, the Trust Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

If you have any questions or need assistance voting shares, please contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200 (toll free) or by email at TMAC.info@investor.morrowsodali.com.

We look forward to seeing you at the meeting.

Dated: November 3, 2022
By Order of the Board of Directors,
/s/ Neil Jacobson
Chairman of the Board and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on November 30, 2022: This notice of meeting, accompanying proxy statement and our annual report on Form 10-K for the year ended December 31, 2021, or the 2021 annual report, are available at https://www.cstproxy.com/musicacquisition/2022.

This proxy statement, including the form of proxy and our 2021 annual report are first being mailed to stockholders on or about November 4, 2022.

v

the music ACQUISITION CORPoration
9000 W. Sunset Blvd, #1500
Hollywood, CA 90069

SPECIAL MEETING IN LIEU OF THE
2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 30, 2022

PROXY STATEMENT

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE SPECIAL MEETING

Why am I receiving these materials?

This proxy statement and the form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at a special meeting in lieu of the 2022 annual meeting of stockholders of The Music Acquisition Corporation, a Delaware corporation, which we refer to as the special meeting, and any postponements, adjournments or continuations thereof. The special meeting will be held on November 30, 2022 at 10:00 a.m., eastern time. The special meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast at https://www.cstproxy.com/musicacquisition/2022.

What proposals will be voted on at the special meeting?

The following proposals will be voted on at the special meeting:

•        Proposal No. 1 — Charter Amendment Proposal:    To adopt an amendment to our amended and restated certificate of incorporation in the form attached hereto as Annex A, to change the date by which we must consummate our initial business combination from February 5, 2023, which we refer to as the Original Termination Date, to the time and date immediately following the filing of such amendment with the Secretary of State of the State of Delaware, or the Accelerated Termination Date.

•        Proposal No. 2 — Trust Amendment Proposal:    To amend our investment management trust agreement, dated February 2, 2021, or the Trust Agreement, with Continental Stock Transfer & Trust Company, as trustee, pursuant to an amendment in the form attached hereto as Annex B, to change the date on which the trustee must commence liquidation of the trust account established in connection with our initial public offering, or the trust account, to the Accelerated Termination Date.

•        Proposal No. 3 — Auditor Ratification Proposal:    To ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for our fiscal year ending December 31, 2022.

•        Proposal No. 4 — Adjournment Proposal:    To approve one or more adjournments of the meeting from time to time, if necessary or appropriate (as determined by our board of directors or the chairperson of the meeting), including to solicit additional proxies to vote in favor of the Charter Amendment Proposal, the Trust Amendment Proposal and the Auditor Ratification Proposal, in the event that there are insufficient votes at the time of the meeting to establish a quorum or approve the Charter Amendment Proposal, the Trust Amendment Proposal and the Auditor Ratification Proposal.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Auditor Ratification Proposal and the Adjournment Proposal are not conditioned upon the approval of any other proposal.

As of the date of this proxy statement, our management and board of directors were not aware of any other matters to be presented at the special meeting.

Why are we proposing the Charter Amendment Proposal and the Trust Amendment Proposal?

Our existing amended and restated certificate of incorporation, or our certificate of incorporation, currently provides that we have until the Original Termination Date to complete our initial business combination, and if we do not complete an initial business combination by then, we will be required to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem all of the issued and outstanding shares of Class A common stock issued in our initial public offering, or the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish the rights of the holders of the public shares, or the public stockholders, as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors in accordance with applicable law, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Trust Agreement currently provides that the trustee shall commence liquidation of the trust account only and promptly (i) upon receipt of the applicable instruction letter delivered by us in connection with either a closing of an initial business combination or our inability to effect an initial business combination within the time frame specified in our certificate of incorporation, or (ii) upon the date that is the later of the Original Termination Date and such later date as may be approved by our stockholders in accordance with our certificate of incorporation.

Our board of directors believes that the current provisions of our certificate of incorporation and the Trust Agreement described above were included to protect our stockholders from having to sustain their investment for an unreasonably long period if we were unable to find a suitable initial business combination target prior to the Original Termination Date. However, even though our board of directors has determined that it is unlikely that we would be able to complete a business combination before the Original Termination Date, our certificate of incorporation and the Trust Agreement do not permit us to return the funds in the trust account to the public stockholders by way of liquidating the trust account until after the Original Termination Date, and the public stockholders are limited in their ability to exercise their redemption rights.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (H.R. 5376), or the IRA, which, among other things, imposes a 1% excise tax on any domestic corporation that repurchases its stock after December 31, 2022, or the Excise Tax. The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on the New York Stock Exchange, or the NYSE, we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our public shares after December 31, 2022, including redemptions made if we are unable to consummate a business combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our public stockholders would otherwise be entitled to receive.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Accelerated Termination Date such that (i) the public stockholders may elect to redeem all or a portion of their public shares in exchange for their pro rata portion of the funds held in the trust account in connection with the approval of the Charter Amendment Proposal, which we refer to as the voluntary redemption, without having to wait for approximately another two months to do so while continuing to earn minimal interest, if any, on the funds during such waiting period; (ii) we will be obligated to redeem all remaining issued and outstanding public shares not redeemed in the voluntary redemption as promptly as reasonably possible but not more than ten business days after the Accelerated Termination Date, which we refer to as the mandatory redemption, which will enable the redemption of all of the public shares by us before we potentially become subject to the Excise Tax; (iii) if such approval has not already been obtained, subject to the approval of our board of directors and our remaining stockholders after completion of the mandatory redemption, dissolve and liquidate as promptly as reasonably possible after completion of the mandatory redemption, which will allow us to return the funds to our public stockholders sooner without any deductions for the Excise Tax and enable these stockholders to deploy such returned funds as they see fit; and (iv) the trustee shall commence liquidation of the trust account promptly following the Accelerated Termination Date. We also plan to voluntarily delist our shares of Class A common stock from the New York Stock Exchange, or the NYSE, as soon as practicable after completion of the mandatory redemption, subject to the rules of the NYSE and our certificate of incorporation, as amended. However, pursuant to our certificate of incorporation, we will not implement the Charter Amendment Proposal if we will not have at least $5,000,001 of net tangible assets upon our implementation of the Charter Amendment Proposal, after taking into account the voluntary redemption.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved or implemented and we are unable to complete a business combination on or before the Original Termination Date, we expect to liquidate and dissolve in accordance with our certificate of incorporation.

How does the board of directors recommend that I vote on these proposals?

Our board of directors recommends that you vote your shares:

•        “FOR” the Charter Amendment Proposal;

•        “FOR” the Trust Amendment Proposal;

•        “FOR” the Auditor Ratification Proposal; and

•        “FOR” the Adjournment Proposal.

However, our board of directors makes no recommendation as to whether you should redeem your public shares.

The existence of financial and personal interests of our directors and officers in the Charter Amendment Proposal and the Trust Amendment Proposal may result in conflicts of interest, including a conflict between what may be in the best interests of our Company and our stockholders and what may be best for a director’s personal interests when determining to recommend that stockholders vote for the proposals. See the sections titled “Proposal No. 1: The Charter Amendment Proposal — Interests of the Sponsor and Our Officers and Directors,” “Proposal No. 2: The Trust Amendment Proposal — Interests of the Sponsor and Our Officers and Directors” and “Security Ownership of Certain Beneficial Owners and Management” for a further discussion of these considerations.

How do our insiders intend to vote their shares?

As of the record date, October 31, 2022, our sponsor and our directors and officers collectively have the right to vote 20% of our issued and outstanding shares of common stock. See the section titled “Security Ownership of Certain Beneficial Owners and Management.” We expect that our sponsor and our directors and officers will vote all of their shares in favor of each proposal to be voted upon by our stockholders at the special meeting.

Will how I vote affect my ability to exercise redemption rights?

You may exercise your redemption rights regardless of whether or not you vote for or against the proposals, or do not vote at all, and regardless of whether you hold public shares on the record date (so long as you are a holder at the time of exercise). However, under our certificate of incorporation, we are only obligated to provide you with the opportunity to redeem your public shares in connection with the Charter Amendment Proposal upon the approval of such proposal and we will not implement the Charter Amendment Proposal if we will not have at least $5,000,001 of net tangible assets upon our implementation of the Charter Amendment Proposal, after taking into account the voluntary redemption.

How do I exercise my redemption rights?

Under our certificate of incorporation, upon the approval of the Charter Amendment Proposal, any public stockholder may request that their public shares be redeemed for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares. As of the record date, this would amount to a redemption price of approximately $10.07 per public share. However, the proceeds deposited in the trust account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public stockholders. Therefore, the per share distribution from the trust account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to the public stockholders electing to redeem their Class A common stock in the voluntary redemption will be distributed promptly after the adjournment of the meeting if the Charter Amendment Proposal and Trust Amendment Proposal are approved. However, pursuant to our certificate of incorporation, we will not implement the Charter Amendment Proposal if we will not have at least $5,000,001 of net tangible assets upon our implementation of the Charter Amendment Proposal, after taking into account the voluntary redemption.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, at least two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Holders who intend to exercise their redemption rights in connection with the voluntary redemption are requested to complete the procedures described above prior to 5:00 p.m., eastern time, on November 28, 2022 (two business days before the meeting) in order for their shares of Class A common stock to be redeemed pursuant to such voluntary redemption rights.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for cash in connection with the voluntary redemption.

If you hold your public shares in “street name,” you will have to coordinate with your bank, broker or other nominee to have the shares of Class A common stock you beneficially own re-registered in your name and delivered electronically.

Holders of our units must elect to separate the underlying public shares and the warrants prior to exercising redemption rights with respect to the public shares. If you hold units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the units into the underlying public shares and warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct the transfer agent to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary.

Any request for voluntary redemption, once made by a public stockholder, may be withdrawn at any time prior to the approval of the Charter Amendment Proposal, or the voluntary redemption withdrawal deadline. If you deliver your shares for voluntary redemption to our transfer agent and later decide not to elect redemption, you may, prior to the voluntary redemption withdrawal deadline, request that our transfer agent return the shares to you (either physically or electronically). Our transfer agent will be required to honor any such requests only if made prior to the voluntary redemption withdrawal deadline. After this time, a request for voluntary redemption may not be withdrawn unless our board of directors determines (in its sole discretion) to permit the withdrawal of such redemption request, which it may do in whole or in part. Such a request must be made by contacting our transfer agent.

Any corrected or changed written exercise of redemption rights in connection with the voluntary redemption must be received by our transfer agent prior to the deadline for exercising redemption requests in connection with the voluntary redemption and, thereafter, prior to the voluntary redemption withdrawal deadline. Requests for such redemption may not be honored unless the certificate (if any) representing the holder’s shares has been delivered (either physically or electronically) to our transfer agent prior to 5:00 p.m., eastern time, on November 28, 2022 (two business days before the meeting).

If a public stockholder properly makes a request for voluntary redemption, such public stockholder’s shares of Class A common stock are delivered as described above and the Charter Amendment Proposal and Trust Amendment Proposal are approved and implemented, then we will redeem such shares of Class A common stock for a pro rata portion of funds deposited in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses), calculated as of two business days prior to the meeting. Thereafter, such public stockholder will no longer own the shares of Class A common stock so redeemed.

In addition, if the Charter Amendment Proposal is approved and implemented, we will be obligated to complete the redemption of all the remaining issued and outstanding public shares that were not redeemed in the voluntary redemption as promptly as reasonably possible, but not more than ten business days after the Accelerated Termination Date, at a per-share price, payable in cash, equal to the aggregate amount on deposit in the trust account as of the Accelerated Termination Date (after taking into account the voluntary redemption), including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the remaining issued and outstanding public shares after completion of the voluntary redemption. As of the Accelerated Termination Date, all remaining issued and outstanding public shares (after taking into account the voluntary redemption) will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these remaining public shares upon presentation of their respective share certificates (if any) or other delivery of their shares to our transfer agent. Beneficial owners of such public shares held in “street name,” however, will not need to take any action in order to receive the redemption amount. Upon the completion of the mandatory redemption, the public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any) will be extinguished.

What will happen to our warrants?

If the Charter Amendment Proposal and Trust Amendment Proposal are approved at the Accelerated Termination Date, our warrants will expire worthless.

If the Charter Amendment Proposal and Trust Amendment Proposal are not approved and we do not consummate an initial business combination by the Original Termination Date, our warrants will also expire worthless.

Who is entitled to vote at the special meeting?

Holders of our Class A common stock and Class B common stock as of the close of business on October 31, 2022, the record date for the meeting, may vote at the special meeting. As of the record date, there were 23,000,000 shares of our Class A common stock outstanding and 5,750,000 shares of our Class B common stock outstanding. Our Class A common stock and Class B common stock will vote as a single class on all matters described in this proxy statement for which your vote is being solicited. Each share of Class A common stock and Class B common stock is entitled to one vote on each matter properly brought before the special meeting. Our Class A common stock and Class B common stock are collectively referred to in this proxy statement as our common stock.

Stockholders of Record.    If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by us. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote on your own behalf at the special meeting. Throughout this proxy statement, we refer to these holders as “stockholders of record.”

Street Name Stockholders.    If your shares are held in a brokerage account or by a broker, bank or other nominee, then you are considered the beneficial owner of shares held in street name, and the proxy materials were forwarded to you by your broker, bank or other nominee, which is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares held in your account by following the instructions that your broker, bank or other nominee sent to you. Throughout this proxy statement, we refer to these holders as “street name stockholders.”

Is there a list of registered stockholders entitled to vote at the special meeting?

A list of registered stockholders entitled to vote at the special meeting will be made available for examination by any stockholder for any purpose germane to the meeting at the meeting and for a period of ten days, ending on the day before the date of the special meeting, between the hours of 9:00 a.m. and 4:30 p.m., local time, at our principal executive offices located at 9000 W. Sunset Blvd #1500 Hollywood, CA 90069.

How many votes are needed for approval of each proposal?

•        Proposal No. 1:    Adoption of the Charter Amendment Proposal requires the affirmative vote of the holders of at least 65% of our outstanding shares of common stock (meaning that, of the outstanding shares of common stock, at least 65% must be voted FOR the proposal for it to be approved). You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting on this proposal. Abstentions and broker non-votes will have the effect of voting AGAINST this proposal. Adoption of the Charter Amendment Proposal is conditional on the adoption of the Trust Amendment Proposal, as set forth below.

•        Proposal No. 2:    Adoption of the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of our outstanding shares of common stock (meaning that, of the outstanding shares of common stock, at least 65% must be voted FOR the proposal for it to be approved). You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting on this proposal. Abstentions and broker non-votes will have the effect of voting AGAINST this proposal. Adoption of the Trust Amendment Proposal is conditional on the adoption of the Charter Amendment Proposal, as set forth above.

•        Proposal No. 3:    Adoption of the Auditor Ratification Proposal requires the affirmative vote of a majority of the votes cast by the stockholders present virtually or represented by proxy at the special meeting (meaning that the votes cast FOR the proposal at the special meeting must exceed the votes cast AGAINST the proposal). You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting on this proposal. Abstentions will have no effect on the approval of this proposal. Because this is a routine proposal, we do not expect any broker non-votes on this proposal.

•        Proposal No. 4:    Adoption of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the stockholders present virtually or represented by proxy at the special meeting (meaning that the votes cast FOR the proposal at the special meeting must exceed the votes cast AGAINST the proposal). You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting on this proposal. Abstentions will have no effect on the approval of this proposal. Because this is a routine proposal, we do not expect any broker non-votes on this proposal.

What is the quorum requirement for the special meeting?

A quorum is the minimum number of shares required to be present or represented at the special meeting for the meeting to be properly held under our bylaws and Delaware law. The presence, virtually or by proxy, of a majority of the voting power of all our common stock issued and outstanding and entitled to vote will constitute a quorum to transact business at the special meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the chairperson of the special meeting may adjourn the meeting to another time or place.

How do I vote and what are the voting deadlines?

Stockholder of Record.    If you are a stockholder of record, you may vote in one of the following ways:

•        by Internet at https://www.cstproxy.com/musicacquisition/2022, 24 hours a day, 7 days a week, until 11:59 p.m., eastern time, on November 29, 2022 (have your proxy card in hand when you visit the website);

•        by completing, signing and mailing your proxy card, which must be received prior to the special meeting; or

•        by virtual attendance at the special meeting.

Street Name Stockholders.    If you are a street name stockholder, then you will receive voting instructions from your broker, bank or other nominee. The availability of Internet and other voting options will depend on the voting process of your broker, bank or other nominee. We therefore recommend that you follow the voting instructions in the materials you receive. If you are a street name stockholder, then you may not vote your shares virtually at the meeting unless you obtain a legal proxy from your broker, bank or other nominee.

What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?

Stockholder of Record.    If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:

•        “FOR” the Charter Amendment Proposal;

•        “FOR” the Trust Amendment Proposal;

•        “FOR” the Auditor Ratification Proposal; and

•        “FOR” the Adjournment Proposal.

Street Name Stockholders.    Brokers, banks and other nominees holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on our two routine matters, the Auditor Ratification Proposal and the Adjournment Proposal. Your broker, bank or other nominee will not have discretion to vote on the Charter Amendment Proposal and the Trust Amendment Proposal, which are considered non-routine matters, absent direction from you. In the event that your broker, bank or other nominee votes your shares on our routine matters, but is not able to vote your shares on the non-routine matters, then those shares will be treated as broker non-votes with respect to the non-routine proposals. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your shares are counted on each of the proposals.

Can I change my vote or revoke my proxy?

Stockholder of Record.    If you are a stockholder of record, you can change your vote or revoke your proxy before the special meeting by:

•        entering a new vote by Internet (subject to the applicable deadlines for such method as set forth above);

•        completing and returning a later-dated signed proxy card to Morrow Sodali LLC, our proxy solicitor, which must be received prior to the date of the special meeting;

•        delivering a written notice of revocation to: Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, which must be received prior to the date of the special meeting; or

•        attending and voting at the special meeting (although attendance at the meeting will not, by itself, revoke a proxy).

Street Name Stockholders.    If you are a street name stockholder, then your broker, bank or other nominee can provide you with instructions on how to change or revoke your proxy.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. Neil Jacobson, our Chief Executive Officer, and Todd Lowen, our Chief Financial Officer and Chief Operating Officer, and each of them, with full power of substitution and resubstitution and power to act alone, have been designated as proxy holders for the special meeting by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the special meeting in accordance with the instructions of the stockholder. If the proxy is dated and signed, but no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors on the proposals as described above.

Who will count the votes?

A representative of Morrow Sodali LLC, our proxy solicitor, will tabulate the votes and act as inspector of election.

How are proxies solicited for the special meeting and who is paying for such solicitation?

Our board of directors is soliciting proxies for use at the special meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. We have also retained Morrow Sodali LLC, a proxy solicitation firm, for assistance in connection with the solicitation of proxies for the special meeting. Any customary fees of Morrow Sodali LLC will be paid by us. We estimate that our proxy solicitor fees will be approximately $30,000 plus reasonable out of pocket expenses. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communications or other means by our directors or officers. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation.

Where can I find the voting results of the special meeting?

We will disclose voting results on a Current Report on Form 8-K that we will file with the U.S. Securities and Exchange Commission, or SEC, within four business days after the meeting. If final voting results are not available to us in time to file a Form 8-K, we will file a Form 8-K to publish preliminary results and will provide the final results in an amendment to the Form 8-K as soon as they become available.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, then your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each set of proxy materials, as applicable, to ensure that all of your shares are voted.

Who can help answer my questions?

If you have questions, you may write or call our proxy solicitor:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Toll-free: (800) 662-5200
Email: TMAC.info@investor.morrowsodali.com

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995, which we refer to as the Act, and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate a business combination, and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to us as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date and we undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•        the possibility that we may be unable to obtain the requisite stockholder approval of the Charter Amendment Proposal or the Trust Amendment Proposal;

•        the amount of voluntary redemptions by our public stockholders;

•        our ability to complete a business combination or amend the date by which we must commence liquidation of the trust account to the time and date immediately following the Accelerated Termination Date;

•        the trust account not being subject to claims of third parties;

•        the market price and liquidity of the shares of Class A common stock;

•        the per-share redemption price; and

•        the timing of the mandatory redemption and our liquidation, dissolution and delisting.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in our periodic reports filed with the SEC, including, but not limited to, our 2021 annual report, including those factors described under the heading “Risk Factors” therein, and subsequent Quarterly Reports on Form 10-Q. Copies of our filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting us. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and we expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

PROPOSAL NO. 1:

THE CHARTER AMENDMENT PROPOSAL

On October 24, 2022, our board of directors voted to approve, and to recommend that our stockholders approve, the amendment to our certificate of incorporation to, among other things, change the deadline by which we must consummate a business combination from the Original Termination Date to the Accelerated Termination Date.

As of the record date for the special meeting, the close of business on October 31, 2022, the redemption price per share was approximately $10.07 (which is expected to be the same approximate amount through the date of the meeting), based on the aggregate amount on deposit in the trust account of approximately $231,620,145 as of the record date, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the total number of then outstanding public shares. The closing price of a share of Class A common stock on the NYSE on the record date was $10.02. Accordingly, if the market price of our Class A common stock were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.05 more per share than if the shares were sold in the open market. We cannot assure stockholders that they will be able to sell their shares of Class A common stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in their shares when such stockholders wish to sell their shares.

Background and Rationale for the Proposal

We are a blank check company formed to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Our strategy has been to seek and attract prospective target companies that see merit in signaling their long-term prospects by partnering with us on a due diligence, valuation and capital commitment process that highlights their existing value and growth potential. After the closing of our initial public offering in February 2021 and the concurrent private placement of our warrants with our sponsor, a total of $230,000,000 was placed in a trust account established for the benefit of the Company’s public stockholders, and our board of directors and management commenced an active search for potential business combination targets.

As of the date of this proxy statement, our management has reviewed approximately 100 potential targets. However, we have not entered into an agreement to effect a business combination with any of these potential targets for a variety of reasons, including, among other things: (i) the parties’ inability to reach an agreement on valuation; (ii) our preliminary assessment of the relevant target company’s business model, customer concentration, competitive landscape and corresponding risks to future financial performance; (iii) our preliminary assessment of the relevant target company’s ability to execute its business and financial plans and scale its business; and (iv) alternative options available to potential targets, such as pursuing a traditional initial public offering or waiting for the capital markets to improve before pursuing a listing.

In particular, through our efforts to find a suitable target for a business combination, our management has encountered material changes in the market valuations of public company transactions since our initial public offering, creating divergent expectations of valuation between special purpose acquisition companies, or SPACs, like us and stockholders of the privately owned businesses that may be interested in pursuing a business combination. Our board of directors believes such a divergence in expectations will continue to persist until the Original Termination Date and, as a result, that we will not be able to identify, agree upon and consummate a business combination with a suitable target that meets our criteria for a business combination at an acceptable valuation by or before the Original Termination Date.

Changes in the regulatory landscape have further affected our prospects for consummating a business combination. The SEC has proposed rules relating to, among other items, enhancing disclosure in business combination transactions involving SPACs and private operating companies and increasing the potential liability of certain participants in proposed business combination transactions. Our board of directors believes that the SEC’s proposed rules, if adopted, whether in the form proposed or in revised form, may materially increase the time required to negotiate and complete an initial business combination and could further impair our ability to complete an initial business combination by or before the Original Termination Date.

Moreover, recent legislative developments may negatively impact our public stockholders if we are unable to consummate a business combination by or before the Original Termination Date. On August 16, 2022, President Biden signed into law the IRA, which, among other things, imposes a 1% excise tax on any domestic corporation that repurchases its stock after December 31, 2022. The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on the NYSE, we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our public shares after December 31, 2022, including redemptions made if we are unable to consummate a business combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our public stockholders would otherwise be entitled to receive.

Our certificate of incorporation currently provides that we have until the Original Termination Date to complete our initial business combination and, if we do not complete an initial business combination by the Original Termination Date, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors in accordance with applicable law, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our board of directors believes that the current provisions of our certificate of incorporation described above were included to protect our stockholders from having to sustain their investment for an unreasonably long period if we were unable to find a suitable initial business combination target prior to the Original Termination Date. However, even though our board of directors has determined that it is very unlikely that we would be able to complete a business combination before the Original Termination Date, our certificate of incorporation does not permit us to return the funds in the trust account to the public stockholders by way of liquidating the trust account until after the Original Termination Date, and the public stockholders are limited in their ability to exercise their redemption rights.

The purpose of this proposal is to change the Original Termination Date to the Accelerated Termination Date such that (i) the public stockholders may elect to redeem all or a portion of their public shares in exchange for their pro rata portion of the funds held in the trust account in connection with the approval of this proposal, without having to wait for approximately another two months to do so while continuing to earn minimal interest, if any, on the funds during such waiting period; (ii) we will be obligated to redeem all remaining issued and outstanding public shares not redeemed in the voluntary redemption as promptly as reasonably possible but not more than ten business days after the Accelerated Termination Date, which we refer to as the mandatory redemption, which will ensure that all of the public shares will be redeemed by us before we potentially become subject to the Excise Tax; (iii) if such approval has not already been obtained, subject to the approval of our board of directors and our remaining stockholders after completion of the mandatory redemption, dissolve and liquidate as promptly as reasonably possible after completion of the mandatory redemption, which will allow us to return the funds to our public stockholders sooner without any deductions for the Excise Tax and enable these stockholders to deploy such returned funds as they see fit; and (iv) the trustee shall commence liquidation of the trust account promptly following the Accelerated Termination Date. We also plan to voluntarily delist our shares of Class A common stock from the NYSE as soon as practicable after completion of the mandatory redemption, subject to the rules of the NYSE and our certificate of incorporation, as amended. However, pursuant to our certificate of incorporation, we will not implement the Charter Amendment Proposal if we will not have at least $5,000,001 of net tangible assets upon our implementation of the Charter Amendment Proposal, after taking into account the voluntary redemption.

Proposed Amendment to Our Certificate of Incorporation

To change the Original Termination Date to the Accelerated Termination Date, we must amend Article IX of our certificate of incorporation. The text of the proposed amendment to Article IX of our certificate of incorporation is included in Annex A attached to this proxy statement.

If the amendment is approved by our stockholders, we intend to file an amendment to our certificate of incorporation with the Secretary of State of the State of Delaware as soon as practicable after the special meeting adjourns, at which time the amendment will become effective. Thereafter, we will be obligated to complete the redemption of all the remaining issued and outstanding public shares that were not redeemed in the voluntary redemption as promptly as reasonably possible, but not more than ten business days after the Accelerated Termination Date, at a per-share price, payable in cash, equal to the aggregate amount on deposit in the trust account as of the Accelerated Termination Date (after taking into account the voluntary redemption), including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the remaining issued and outstanding public shares after completion of the voluntary redemption. As of the Accelerated Termination Date, all remaining issued and outstanding public shares (after taking into account the voluntary redemption) will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these remaining public shares upon presentation of their respective share certificates or other delivery of their shares to the transfer agent. Beneficial owners of such public shares held in “street name,” however, will not need to take any action in order to receive the redemption amount. Upon the completion of the mandatory redemption, the public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any) will be extinguished. However, pursuant to our certificate of incorporation, we will not implement the Charter Amendment Proposal if we will not have at least $5,000,001 of net tangible assets upon our implementation of the Charter Amendment Proposal, after taking into account the voluntary redemption.

If the amendment is not approved by our stockholders, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with our certificate of incorporation, upon the Original Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors in accordance with applicable law, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Further, if the Charter Amendment Proposal is not approved, no redemption will be completed until the Original Termination Date, which redemption may be subject to the Excise Tax that could reduce the per-share amount that our public stockholders would otherwise be entitled to receive.

Vote Required

The approval of this proposal requires the affirmative vote of the holders of at least 65% of our outstanding shares of common stock. Abstentions and broker non-votes will have the same effect as a vote AGAINST this proposal.

The adoption of this proposal is conditional on the approval of the Trust Amendment Proposal.

As of the record date, October 31, 2022, our sponsor and our directors and officers are entitled to vote 20% of the voting power of our issued and outstanding shares of common stock. We expect that all of such shares will be voted in favor of this proposal.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO CHANGE THE DATE BY WHICH WE MUST CONSUMMATE OUR INITIAL BUSINESS COMBINATION.

HOWEVER, THE BOARD OF DIRECTORS MAKES NO RECOMMENDATION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

Interests of the Sponsor and Our Officers and Directors

When you consider the recommendation of our board of directors, you should be aware that, aside from their interests as stockholders, our sponsor and our officers and directors have interests that differ from the interests of other stockholders generally. Our board of directors was aware of and considered these interests, among other matters, in recommending to our stockholders that they approve this proposal. Our stockholders should take the following interests into account when deciding whether to approve this proposal:

•        the fact that our sponsor and our officers and directors collectively hold approximately 20% of our outstanding common stock;

•        the fact that our sponsor and our directors and officers have agreed to waive their redemption rights with respect to the 5,750,000 shares of Class B common stock, or founder shares, purchased by our sponsor, directors and officers prior to our initial public offering, which founder shares, together with the 6,600,000 private placement warrants purchased by our sponsor simultaneously with the closing of the initial public offering, will become worthless if we are unable to consummate an initial business combination within the required time period;

•        the fact that certain of our officers and directors are, directly or indirectly, a member of our sponsor, and each of Neil Jacobson, our Chief Executive Officer, and Todd Lowen, our Chief Financial Officer and Chief Operating Officer, has voting and investment discretion with respect to the shares of common stock held by our sponsor and each of Mr. Jacobson and Mr. Lowen may be deemed to have shared beneficial ownership of the shares of common stock held directly by our sponsor;

•        the fact that, if the Charter Amendment Proposal is not approved and we are unable to complete an initial business combination by the Original Termination Date, the winding-up and liquidation of our Company, and the redemption of our then outstanding public shares, will occur in 2023, at which time our board of directors believes that, unless an exception is available, there is a significant risk that such redemptions will be subject to an Excise Tax under the IRA; if we are unable to withdraw interest earned on the trust account for purposes of satisfying any such Excise Tax obligations, such Excise Tax obligations may need to be satisfied out of the residual assets of our corporation following liquidation of the trust account, which could otherwise be distributed to our sponsor and, indirectly, its members (which include certain of our officers and directors);

•        the fact that our sponsor and our directors and officers have agreed not to participate in any liquidating distributions upon dissolution and winding up if an initial business combination is not consummated (other than with respect to public shares purchased by them during or after our initial public offering); and

•        the fact that our sponsor has agreed that it will be liable to our Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the day of liquidation thereof, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, but only if such third party or prospective target business has not executed a waiver of any and all rights to monies held in the trust account.

Exercise of Voluntary Redemption Rights

Under our certificate of incorporation, upon the approval of this proposal, any public stockholder may request that their public shares be redeemed for a per-share price, payable in cash, equal to the aggregate amount on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares. As of the record date, this would amount to a redemption price of approximately $10.07 per public share. However, the proceeds deposited in the trust account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public stockholders. Therefore, the per share distribution from the trust account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to the public stockholders electing to redeem their Class A common stock in the voluntary redemption will be distributed promptly after the adjournment of the special meeting. However, pursuant to our certificate of incorporation, we will not implement the Charter Amendment Proposal if we will not have at least $5,000,001 of net tangible assets upon our implementation of the Charter Amendment Proposal, after taking into account the voluntary redemption.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, at least two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Holders who intend to exercise their redemption rights in connection with the voluntary redemption are requested to complete the procedures described above prior to 5:00 p.m., eastern time, on November 28, 2022 (two business days before the meeting) in order for their shares of Class A common stock to be redeemed pursuant to such voluntary redemption rights.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for cash in connection with the voluntary redemption.

If you hold your public shares in “street name,” you will have to coordinate with your bank, broker or other nominee to have the shares of Class A common stock you beneficially own re-registered in your name and delivered electronically.

Holders of our units must elect to separate the underlying public shares and the warrants prior to exercising redemption rights with respect to the public shares. If you hold units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the units into the underlying public shares and warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct the transfer agent to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary.

Any request for voluntary redemption, once made by a public stockholder, may be withdrawn at any time prior to the approval of the Charter Amendment Proposal, or the voluntary redemption withdrawal deadline. If you deliver your shares for voluntary redemption to our transfer agent and later decide not to elect redemption, you may, prior to the voluntary redemption withdrawal deadline, request that our transfer agent return the shares to you (either physically or electronically). Our transfer agent will be required to honor any such requests only if made prior to the voluntary redemption withdrawal deadline. After this time, a request for voluntary redemption may not be withdrawn unless our board of directors determines (in its sole discretion) to permit the withdrawal of such redemption request, which it may do in whole or in part. Such a request must be made by contacting our transfer agent.

Any corrected or changed written exercise of redemption rights in connection with the voluntary redemption must be received by our transfer agent prior to the deadline for exercising redemption requests in connection with the voluntary redemption and, thereafter, prior to the voluntary redemption withdrawal deadline. Requests for such redemption may not be honored unless the certificate (if any) representing the holder’s shares has been delivered (either physically or electronically) to our transfer agent prior to 5:00 p.m., eastern time, on November 28, 2022 (two business days before the meeting).

If a public stockholder properly makes a request for voluntary redemption, such public stockholder’s shares of Class A common stock are delivered as described above and the Charter Amendment Proposal and Trust Amendment Proposal are approved and implemented, then we will redeem such shares of Class A common stock for a pro rata portion of funds deposited in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses), calculated as of two business days prior to the special meeting. Thereafter, such public stockholder will no longer own the shares of Class A common stock so redeemed.

In addition, if the Charter Amendment Proposal is approved and implemented, we will be obligated to complete the redemption of all the remaining issued and outstanding public shares that were not redeemed in the voluntary redemption as promptly as reasonably possible, but not more than ten business days after the Accelerated Termination Date, at a per-share price, payable in cash, equal to the aggregate amount on deposit in the trust account as of the Accelerated Termination Date (after taking into account the voluntary redemption), including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the remaining issued and outstanding public shares after completion of the voluntary redemption. As of the Accelerated Termination Date, all remaining issued and outstanding public shares (after taking into account the voluntary redemption) will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these remaining public shares upon presentation of their respective share certificates (if any) or other delivery of their shares to our transfer agent. Beneficial owners of such public shares held in “street name,” however, will not need to take any action in order to receive the redemption amount. Upon the completion of the mandatory redemption, the public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any) will be extinguished.

Impact on Outstanding Warrants

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by the Original Termination Date or, if this proposal and the Trust Amendment Proposal are approved, the Accelerated Termination Date. On October 24, 2022, the NYSE notified us, and publicly announced, that the NYSE determined to commence proceedings to delist the Company’s public warrants from the NYSE and that trading in the public warrants would be suspended immediately, due to “abnormally low” trading price levels pursuant to Section 802.01D of the NYSE Listed Company Manual. We filed an 8-K on October 28, 2022 announcing the NYSE’s determination and that we do not intend to appeal such determination.

PROPOSAL NO. 2:

THE TRUST AMENDMENT PROPOSAL

On October 24, 2022, our board of directors voted to approve, and to recommend that our stockholders approve, an amendment to our investment management trust agreement, dated February 2, 2021, with Continental Stock Transfer & Trust Company, as trustee, to change the date on which the trustee must commence liquidation of the trust account established in connection with our initial public offering to the Accelerated Termination Date. After the closing of our initial public offering in February 2021 and the concurrent private placement, a total of $230,000,000 was placed in the trust account for the benefit of our public stockholders. The balance of the trust account as of October 31, 2022 was $231,620,145.13.

The trustee’s role is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that the trustee shall commence liquidation of the trust account only and promptly (i) upon receipt of the applicable instruction letter delivered by us in connection with either a closing of an initial business combination or our inability to effect an initial business combination within the time frame specified in our certificate of incorporation, or (ii) upon the date that is the later of the Original Termination Date and such later date as may be approved by our stockholders in accordance with our certificate of incorporation.

Background and Rationale for the Proposal

For the reasons discussed under “Proposal No. 1: The Charter Amendment Proposal — Background and Rationale for the Proposal,” our board of directors has concluded that we do not anticipate being able to identify, agree upon and consummate a business combination with a suitable target that meets our criteria for a business combination at an acceptable valuation by or before the Original Termination Date, that changes in the regulatory landscape have further affected our prospects for consummating a business combination, and that recent legislative developments may negatively impact our public stockholders or the sponsor and our directors and officers if we are unable to consummate a business combination by or before the Original Termination Date.

Our board of directors believes that the current provisions of the Trust Agreement described above were included to protect our stockholders from having to sustain their investment for an unreasonably long period if we were unable to find a suitable initial business combination target prior to the Original Termination Date. However, even though our board of directors has determined that it is very unlikely that we would be able to complete a business combination before the Original Termination Date, the Trust Agreement does not permit us to return the funds in the trust account to the public stockholders by way of liquidating the trust account until after the Original Termination Date, and the public stockholders are limited in their ability to exercise their redemption rights.

The purpose of this proposal is to change the Original Termination Date to the Accelerated Termination Date such that the trustee shall commence liquidation of the trust account promptly following the Accelerated Termination Date.

Proposed Amendment to the Trust Agreement

To change the Original Termination Date to the Accelerated Termination Date, we intend to amend the applicable provisions of the Trust Agreement. A copy of the proposed amendment to the Trust Agreement is attached to this proxy statement as Annex B.

Vote Required

The approval of this proposal requires the affirmative vote of the holders of at least 65% of our outstanding shares of common stock. Abstentions and broker non-votes will have the same effect as a vote AGAINST this proposal.

In addition, each of this proposal and the Charter Amendment Proposal is cross-conditioned on the approval of each other. Due to this cross-conditionality, if the Trust Amendment Proposal is not approved, no redemption will be completed until the Original Termination Date, which redemption may be subject to the Excise Tax that could reduce the per-share amount that our public stockholders would otherwise be entitled to receive.

As of the record date, October 31, 2022, our sponsor and our directors and officers are entitled to vote 20% of the voting power of our issued and outstanding shares of common stock. We expect that all of such shares will be voted in favor of this proposal.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT OF THE TRUST AGREEMENT TO CHANGE THE DATE ON WHICH THE TRUSTEE MUST COMMENCE LIQUIDATION OF THE TRUST ACCOUNT.

Interests of the Sponsor and Our Officers and Directors

When you consider the recommendation of our board of directors, you should be aware that, aside from their interests as stockholders, our sponsor and our officers and directors have interests that differ from the interests of other stockholders generally. Our board of directors was aware of and considered these interests, among other matters, in recommending to our stockholders that they approve this proposal. When deciding whether to approve this proposal, our stockholders should take into account the interests of our sponsor and our directors and officers identified above in the section titled “Proposal No. 1: The Charter Amendment Proposal — Interests of the Sponsor and Our Officers and Directors.”

PROPOSAL NO. 3:

THE AUDITOR RATIFICATION PROPOSAL

Our audit committee has appointed WithumSmith+Brown, PC, or Withum, as our independent registered public accounting firm to audit our financial statements for our fiscal year ending December 31, 2022. Withum served as our independent registered public accounting firm for the fiscal year ended December 31, 2021.

At the special meeting, we are asking our stockholders to ratify the appointment of Withum as our independent registered public accounting firm for our fiscal year ending December 31, 2022. Our audit committee is submitting the appointment of Withum to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Notwithstanding the appointment of Withum, and even if our stockholders ratify the appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our audit committee believes that such a change would be in the best interests of our Company and our stockholders. If our stockholders do not ratify the appointment of Withum, then our audit committee may reconsider the appointment. Representatives of Withum have been invited to but are not expected to be present at the special meeting.

Fees Paid to the Independent Registered Public Accounting Firm

The following is a summary of fees paid to Withum for services rendered for the year ended December 31, 2021 and for the period from October 14, 2020 (inception) through December 31, 2020.

Audit Fees.    Audit fees consist of fees for professional services rendered for the audit of our financial statements for the period from October 14, 2020 (inception) through December 31, 2020 and for the year ended December 31, 2021 and services that are normally provided by Withum in connection with regulatory filings. The aggregate fees billed by Withum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Form 10-K and other required filings with the SEC for the period from October 14, 2020 (inception) through December 31, 2020 totaled $65,920 and for the year ended December 31, 2021 totaled $106,605. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees.    Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Withum for consultations concerning financial accounting and reporting standards for the period from October 14, 2020 (inception) through December 31, 2020 and we paid Withum $0 for the year ended December 31, 2021.

Tax Fees.    We did not pay Withum for tax planning and tax advice for the period from October 14, 2020 (inception) through December 31, 2020 and we paid Withum $7,725 for the year ended December 31, 2021.

All Other Fees.    We did not pay Withum for other services for the period from October 14, 2020 (inception) through December 31, 2020 and we paid Withum $0 for the year ended December 31, 2021.

Auditor Independence

In 2021, there were no other professional services provided by Withum, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of Withum.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services for the period from October 14, 2020 (inception) through December 31, 2020, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are approved by the audit committee prior to the completion of the audit).

Vote Required

The ratification of the appointment of Withum as our independent registered public accounting firm for our fiscal year ending December 31, 2022 requires the affirmative vote of a majority of the votes cast by the stockholders present virtually or represented by proxy at the special meeting. Abstentions will have no effect on approval of this proposal.

As of the record date, October 31, 2022, our sponsor and our directors and officers are entitled to vote 20% of the voting power of our issued and outstanding shares of common stock. We expect that all of such shares will be voted in favor of this proposal.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF WithumSmith+Brown, PC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2022.

PROPOSAL NO. 4:

THE ADJOURNMENT PROPOSAL

We are asking you to approve one or more adjournments of the special meeting from time to time, if necessary or appropriate (as determined by our board of directors or the chairperson of the meeting), including to solicit additional proxies to vote in favor of the Charter Amendment Proposal, the Trust Amendment Proposal and the Auditor Ratification Proposal, in the event that there are insufficient votes at the time of the special meeting to establish a quorum or approve the Charter Amendment Proposal, the Trust Amendment Proposal and the Auditor Ratification Proposal.

In this proposal, we are also asking you to authorize the holder of any proxy solicited by our board of directors to vote in favor of adjourning the special meeting, and any adjournments or postponements thereof, to another time and place. If our stockholders approve this proposal, we could adjourn the special meeting, and any adjournments or postponements thereof, in the circumstances described above, to a later date and use the additional time to, among other things, solicit additional proxies in favor of the Charter Amendment Proposal, the Trust Amendment Proposal and the Auditor Ratification Proposal, including the solicitation of proxies from any of our stockholders that have previously voted against such proposal. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes against the Charter Amendment Proposal, the Trust Amendment Proposal or the Auditor Ratification Proposal, we could adjourn the special meeting without a vote on either such proposal and seek to convince the holders of those shares to change their votes to votes in favor of the Charter Amendment Proposal, the Trust Amendment Proposal and the Auditor Ratification Proposal.

If the special meeting is adjourned, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use. Our board of directors believes that if the number of shares of our common stock present virtually or represented by proxy at the special meeting and voting in favor of the Charter Amendment Proposal and the Trust Amendment Proposal is not sufficient to adopt either proposal, it is in the best interests of our stockholders to enable our board of directors to continue to seek to obtain a sufficient number of additional votes to adopt the Charter Amendment Proposal and the Trust Amendment Proposal.

Vote Required

This proposal requires the affirmative vote of a majority of the votes cast by the stockholders present virtually or represented by proxy at the special meeting. Abstentions will have no effect on approval of this proposal.

As of the record date, October 31, 2022, our sponsor and our directors and officers are entitled to vote 20% of the voting power of our issued and outstanding shares of common stock. We expect that all of such shares will be voted in favor of this proposal.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our shares of common stock as of October 31, 2022, the record date, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our officers and directors; and

•        all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all the shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of our warrants, including the private placement warrants, as such securities are not exercisable within 60 days of October 31, 2022, the record date.

Unless otherwise indicated below, we have based our calculation of the percentage of beneficial ownership on 23,000,000 shares of Class A common stock issued and outstanding as of October 31, 2022, the record date.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Approximate Percentage of Outstanding Common Stock
Music Acquisition Sponsor, LLC (our Sponsor)(3)	5,675,000	19.7%**
Neil Jacobson(3)	5,675,000	19.7%**
Todd Lowen(3)	5,675,000	19.7%**
Michael Levitt(3)	25,000	*
Ben Silverman(3)	25,000	*
Tunde Balogun	25,000	*
All directors and officers as a group (5 individuals)(3)	5,750,000	20.0%
Empyrean Capital Partners, LP(4)	1,200,000	5.2%
D.E. Shaw & Co., L.P.(5)	1,187,602	5.2%
Aristeia Capital, L.L.C.(6)	1,410,304	6.13%
Saba Capital Management, L.P.(7)	1,483,317	6.4%

____________

*        Less than one percent.

**      We have based our calculation of the percentage of beneficial ownership on 28,750,000 shares of the Company’s common stock issued and outstanding on October 31, 2022, the record date, consisting of 23,000,000 shares of Class A common stock and 5,750,000 founder shares.

(1)      Unless otherwise noted, the business address of each of the following is 9000 W. Sunset Blvd #1500, Hollywood, CA 90069.

(2)      Interests shown consist solely of founder shares, classified as Class B common stock. Such shares will automatically convert into Class A common stock at the time of the closing of the initial business combination on a one-for-one basis, subject to certain adjustments.

(3)      Music Acquisition Sponsor, LLC is the record holder of the shares reported herein. Neil Jacobson and Todd Lowen are the sole members and managers of our Sponsor and have shared voting and investment discretion with respect to the common stock held of record by our Sponsor. Each of Mr. Levitt and Mr. Silverman is a direct or indirect member of our Sponsor.

(4)      Based solely on the Schedule 13G jointly filed with the SEC on February 11, 2021 by Empyrean Capital Overseas Master Fund, Ltd. (“ECOMF”), a Cayman Islands exempted company, Empyrean Capital Partners, LP (“ECP”), a Delaware limited partnership, and Mr. Amos Meron. ECP serves as investment manager to ECOMF with respect to the Class A Common Stock directly held by ECOMF, and Mr. Meron serves as the managing member of Empyrean Capital, LLC, the general partner of ECP. The address of the business office of each of the reporting persons is c/o Empyrean Capital Partners, LP, 10250 Constellation Boulevard, Suite 2950, Los Angeles, CA 90067.

(5)      Based solely on the Schedule 13G jointly filed with the SEC on January 10, 2022 by D. E. Shaw Valence Portfolios, L.L.C, D. E. Shaw & Co., L.L.C., D. E. Shaw & Co., L.P. and David E. Shaw. The above is composed of (i) 1,164,602 shares in the name of D. E. Shaw Valence Portfolios, L.L.C. and (ii) 23,000 shares in the name of D. E. Shaw Oculus Portfolios, L.L.C. David E. Shaw does not own any shares directly. By virtue of David E. Shaw’s position as President and sole shareholder of D. E. Shaw & Co., Inc., which is the general partner of D. E. Shaw & Co., L.P., which in turn is the investment adviser of D. E. Shaw Valence Portfolios, L.L.C. and D. E. Shaw Oculus Portfolios, L.L.C., and by virtue of David E. Shaw’s position as President and sole shareholder of D. E. Shaw & Co. II, Inc., which is the managing member of D. E. Shaw & Co., L.L.C., which in turn is the manager of D. E. Shaw Valence Portfolios, L.L.C. and D. E. Shaw Oculus Portfolios, L.L.C., David E. Shaw may be deemed to have the shared power to vote or direct the vote of, and the shared power to dispose or direct the disposition of, the 1,187,602 shares as described above constituting 5.2% of the outstanding shares and, therefore, David E. Shaw may be deemed to be the beneficial owner of such shares. David E. Shaw disclaims beneficial ownership of such 1,187,602 shares.

(6)      Based solely on the Schedule 13G filed with the SEC on February 14, 2022 by Aristeia Capital, L.L.C. (“Aristeia”), a Delaware limited liability company. Aristeia is the investment manager of, and has voting and investment control with respect to the Class A Common Stock held by, one or more private investment funds. The address of the business office of the reporting person is c/o Aristeia Capital, L.L.C., One Greenwich Plaza, 3rd Floor, Geenwich, CT 06830.

(7)      Based solely on the Schedule 13G jointly filed with the SEC on March 18, 2022 by Saba Capital Management, L.P. (“SCMLP”), a Delaware limited partnership, Saba Capital Management GP, LLC (“SCMLLC”), a Delaware limited liability company, and Mr. Boaz R. Weinstein. The address of the business office of each of the reporting persons is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

RELATED PERSON TRANSACTIONS

Certain Relationships and Related Transactions

On November 25, 2020, our sponsor purchased an aggregate of 5,750,000 founder shares in exchange for a capital contribution of $25,000, or approximately $0.004 per share. On January 27, 2021, our sponsor transferred 25,000 shares to each of our independent directors, at their original purchase price. The number of founder shares outstanding was determined based on the expectation that the total size of our initial public offering would be a maximum of 23,000,000 units if the underwriters’ over-allotment option is exercised in full, and therefore that such founder shares would represent 20% of the outstanding shares after our initial public offering. The underwriters’ over-allotment option was exercised in full on February 5, 2021, resulting in an aggregate of 5,750,000 shares of Class B common stock issued and outstanding, representing approximately 20% of the Company’s issued and outstanding common stock after the initial public offering.

The sponsor purchased an aggregate of 6,600,000 private placement warrants at a price of $1.00 per warrant, for an aggregate purchase price of $6,000,000. The private placement warrants are identical to the public warrants underlying the units sold in the initial public offering except that the private placement warrants, so long as they are held by the sponsor, the underwriters or their permitted transferees, (i) will not be redeemable by us, (ii) may not (including the Class A common stock issuable upon exercise of these warrants), subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of our initial business combination, (iii) may be exercised by the holders on a cashless basis and (iv) will be entitled to registration rights. The private placement warrants (including the shares of Class A common stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

If any of our officers or directors becomes aware of an initial business combination opportunity that falls within the line of business of any entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such other entity. Our officers and directors currently have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us.

Commencing on February 2, 2021, we agreed to reimburse an affiliate of our sponsor for office space, secretarial and administrative services provided to members of our management team in an amount not to exceed $15,000 per month. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees.

Other than the foregoing, no compensation of any kind, including finder’s and consulting fees, will be paid by the company to our sponsor, officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of an initial business combination. However, these individuals have been, and will be, reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates.

The sponsor loaned us funds in the aggregate of $170,000 to be used for a portion of the expenses of the initial public offering pursuant to a certain promissory note dated as of November 25, 2020. These loans were non-interest bearing, unsecured and were due at the earlier of June 30, 2021 or the closing of the initial public offering. On February 8, 2021, we paid the $170,000 balance on the note.

In addition, in order to fund working capital deficiencies or finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors or their respective affiliates, may, but are not obligated to, loan us funds as may be required on a non-interest basis. If we complete our initial business combination, we may repay such loaned amounts out of the proceeds of the trust account released to us. Otherwise, such loans would need to be repaid only out of funds held outside of the trust account. In the event that our initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants of the post business combination entity at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the private placement warrants. Except as set forth above, the terms of such loans, if any, have not been determined and no written agreements exist with respect to such loans. Prior to the completion of our initial business combination, we do not expect to seek advances or loans from parties other than our sponsor or an affiliate of our sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.

Any of the foregoing payments to an affiliate of our sponsor, repayments of loans from our sponsor or repayments of working capital loans prior to our initial business combination will be made using funds held outside the trust account and may be made from interest earned on the trust account and released to us to pay our taxes.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the proxy solicitation or tender offer materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

On February 2, 2021, we entered into a registration rights agreement with respect to the founder shares, the private placement warrants, the securities issuable upon conversion of working capital loans (if any) and the shares of Class A common stock issuable upon exercise or conversion of the foregoing, which requires us to register such securities for resale (in the case of the founder shares, only after conversion to shares of Class A common stock). Pursuant to such registration rights agreement, the holders of these securities will be entitled to make up to three demands, excluding short form registration demands, that we register such securities. In addition, the holders will have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of an initial business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

In order to fund working capital deficiencies or finance transaction costs in connection with an intended initial business combination, the sponsor or an affiliate of the sponsor or certain of our officers and directors or their respective affiliates may, but are not obligated to, loan us funds as may be required on a non-interest basis, or working capital loans.

On February 25, 2022, (i) Neil Jacobson, our Chief Executive Officer and a manager of the sponsor, and (ii) Todd Lowen, our Chief Financial Officer and Chief Operating Officer and a manager of the sponsor, each a lender and collectively, the lenders, each loaned $140,000 for a total of $280,000 to us. These borrowings were memorialized by the execution of two unsecured promissory notes, or the notes, issued by us to the lenders, under each of which we may borrow in the principal amount of up to $250,000, for up to a total of $500,000, of working capital loans. On May 25, 2022, we borrowed an additional $100,000 from the lenders under the notes. The notes do not bear interest and the principal balance will be payable on the earliest to occur of (i) the date on which we consummate our initial business combination and (ii) the date that our winding up is effective, or the maturity date. In the event we consummate our initial business combination, the respective lender has the option on the maturity date to convert all or any portion of the principal outstanding under the respective note into that number of working capital warrants equal to the portion of the principal amount of the note being converted divided by $1.00, rounded up to the nearest whole number. The terms of the working capital warrants, if any, would be identical to the terms of the private placement warrants. Pending the approval of both of the Charter Amendment Proposal and the Trust Amendment Proposal, we expect that the lenders will waive our obligation to repay outstanding amounts under the notes and terminate the notes.

Our board of directors has determined that it is very unlikely that we would be able to complete a business combination before the Original Termination Date.

Related Party Policy

We have adopted a formal policy for the review, approval or ratification of related party transactions. Accordingly, the transactions discussed above were not reviewed, approved or ratified in accordance with any such policy.

Prior to the consummation of the initial public offering, we adopted a code of ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our board of directors (or the appropriate committee of our board) or as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations will include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the Company. A copy of our code of ethics is available on our website.

In addition, our audit committee, pursuant to a written charter, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present will be required in order to approve a related party transaction. A majority of the members of the entire audit committee will constitute a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee will be required to approve a related party transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

We are not prohibited from pursuing an initial business combination with a business combination target that is affiliated with our sponsor, officers or directors, or any of their respective affiliates, or from completing the business combination through a joint venture or other form of shared ownership with our sponsor, officers or directors, or any of their respective affiliates. In the event we seek to complete our initial business combination with a business combination target that is affiliated with our sponsor, officers or directors, or any of their respective affiliates, we, or a committee of independent directors, will obtain an opinion from an independent investment banking firm which is a member of FINRA or an independent accounting firm, that such an initial business combination is fair to our Company from a financial point of view. We are not required to obtain such an opinion in any other context.

Our board of directors has determined that it is very unlikely that we would be able to complete a business combination before the Original Termination Date.

OTHER MATTERS

Stockholder Proposals or Director Nominations for 2023 Annual Meeting

Our board of directors has determined that it is very unlikely that we would be able to complete a business combination before the Original Termination Date; consequently, we do not anticipate holding an annual meeting in 2023.

In the event we do hold an annual meeting in 2023, if a stockholder would like us to consider including a proposal in our proxy statement for such meeting pursuant to Rule 14a-8 of the Exchange Act, then the proposal must be received by our corporate secretary at our principal executive offices at a reasonable time before we begin to print and send its proxy materials for such meeting. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

The Music Acquisition Corporation
9000 W. Sunset Blvd #1500
Hollywood, CA 90069

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us no later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be so delivered no earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The chairman of our board of directors may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

2021 Annual Report

Our financial statements for our fiscal year ended December 31, 2021 are included in our 2021 annual report, which accompanies this proxy statement. Our proxy materials and our 2021 annual report are also available from the SEC at its website at https://www.sec.gov and can be accessed as of November 3, 2022 by visiting https://www.musicacquisition.com. You may also obtain a copy of our annual report, free of charge, by sending a written request to The Music Acquisition Corporation, 9000 W. Sunset Blvd, #1500, Hollywood, CA 90069, Attention: Investor Relations.

Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

Dissenters’ Rights and Appraisal Rights

The Delaware General Corporation Law does not provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the special meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares pursuant to Section 262 of the Delaware General Corporation Law.

Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the meeting.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on our Company at the SEC web site, which contains reports, proxy statements and other information, at: https://www.sec.gov.

This proxy statement is available without charge to our stockholders upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the special meeting, you should contact us in writing at The Music Acquisition Corporation, 9000 W. Sunset Blvd, #1500, Hollywood, CA 90069 or by telephone at (747) 203-7219.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing TMAC.info@investor.morrowsodali.com. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the special meeting, or no later than November 23, 2022.

Annex A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
the music acquisition corporation

[•], 2022

The Music Acquisition Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “The Music Acquisition Corporation”. The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on October 14, 2020 (the “Original Certificate”). The Amended and Restated Certificate of Incorporation of the Corporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on February 2, 2021.

2. This Amendment to the Amended and Restated Certificate of Incorporation (the “Amendment”) amends the Amended and Restated Certificate.

3. This Amendment was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware.

4. The text of Section 9.1(b) is hereby amended and restated to read in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 15, 2021, as amended (the “Registration Statement”), were deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest income (if any) to pay the Corporation’s taxes, if any, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earlier to occur of (i) the completion of the initial Business Combination and (ii) the redemption of 100% of the outstanding Offering Shares (as defined below) if the Corporation does not complete its initial Business Combination by the date and time immediately following the filing of this Amendment with the Secretary of State of the State of Delaware (the “Accelerated Termination Date”). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

5. The text of Section 9.2(d) is hereby amended and restated to read in full as follows:

(d) In the event that the Corporation has not consummated an initial Business Combination by the Accelerated Termination Date, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Corporation to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law if such approval has not previously been obtained, liquidate and dissolve, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

6. The text of Section 9.7 is hereby deleted in its entirety and replaced as follows:

RESERVED.

Annex A-1

IN WITNESS WHEREOF, The Music Acquisition Corporation has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

THE MUSIC ACQUISITION CORPORATION
By:
Name:	Neil Jacobson
Title:	Chief Executive Officer

Annex A-2

Annex B

PROPOSED TRUST AMENDMENT

[•], 2022

THIS AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of [•], 2022, by and between The Music Acquisition Corporation, a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in that certain Investment Management Trust Agreement, dated February 2, 2021, by and between the parties hereto (the “Trust Agreement”).

WHEREAS, a total of $230,000,000 was placed in the Trust Account from the Offering and sale of private placement warrants;

WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee shall commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with the terms of, a Termination Letter; or (y) upon the date which is, the later of (1) 24 months after the closing of the Offering and (2) such later date as may be approved by the Company’s stockholders in accordance with the amended and restated certificate of incorporation if a Termination Letter has not been received by the Trustee prior to such date;

WHEREAS, Section 6 of the Trust Agreement provides that the Trust Agreement may only be amended by a writing signed by each of the Company and the Trustee with the Consent of the Stockholders; and

WHEREAS, at a special meeting of the stockholders of the Company held on or about the date hereof (the “Meeting”), at least sixty five percent (65%) of all then outstanding shares of the Common Stock and the Company’s Class B common stock have voted to approve this Amendment;

WHEREAS, at the Meeting, the stockholders of the Company also voted to approve an amendment of the Company’s amended and restated certificate of incorporation; and

WHEREAS, each of the Company and the Trustee desires to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendment to Trust Agreement.

Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Representatives, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) the Accelerated Termination Date (as such term is defined in the Company’s amended and restated certificate of incorporation, as amended) if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less

Annex B-1

up to $100,000 of interest to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date; provided, however, that the Trustee has no obligation to monitor or question the Company’s position that an allocation has been made for taxes payable”.

2. Miscellaneous Provisions.

2.1. Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2. Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3. Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

2.4. Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.5. Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6. Entire Agreement. The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature Page to Follow]

Annex B-2

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first set forth above.

THE MUSIC ACQUISITION CORPORATION
By:
Name:	Neil Jacobson
Title:	Chief Executive Officer
CONTINENTAL STOCK TRANSFER & TRUST COMPANY, AS TRUSTEE
By:
Name:	Francis Wolf
Title:	Vice President

Annex B-3

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail THE MUSIC ACQUISITION CORPORATION Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on November 29, 2022. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Special Meeting – If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend the special meeting, visit: https://www.cstproxy.com/musicacquisition/2022 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4. Please mark your votes like this Proposal 1 — Charter Amendment Proposal To adopt an amendment to our amended and restated certificate of incorporation in the form attached to the accompanying proxy statement as Annex A to change the date by which we must consummate our initial business combination from February 5, 2023 to the time and date immediately following the filing of such amendment with the Secretary of State of the State of Delaware, or the Accelerated Termination Date. Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. FOR AGAINST ABSTAIN Proposal 2 — Trust Amendment Proposal To amend our investment management trust agreement, dated February 2, 2021, with Continental Stock Transfer & Trust Company, as trustee, pursuant to an amendment in the form attached to the accompanying proxy statement as Annex B, to change the date on which the trustee must commence liquidation of the trust account established in connection with our initial public offering to the time and date immediately following the Accelerated Termination Date. Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Proposal 3 — Auditor Ratification Proposal To ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for our fiscal year ending December 31, 2022. FOR AGAINST ABSTAIN Proposal 3 — Auditor Ratification Proposal To ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for our fiscal year ending December 31, 2022. FOR AGAINST ABSTAIN Proposal 4 — Adjournment Proposal To approve one or more adjournments of the meeting from time to time, if necessary or appropriate (as determined by our board of directors or the chairperson of the meeting), including to solicit additional proxies to vote in favor of the other items of business identified above, in the event that there are insufficient votes at the time of the meeting to establish a quorum or approve the first and second items of business identified above. FOR AGAINST ABSTAIN CONTROL NUMBER Signature Signature, if held jointly Date2022. Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on November 30, 2022 The notice of meeting, the accompanying proxy statement and the 2021 annual report are available at https://www.cstproxy.com/musicacquisition/2022 FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY THE MUSIC ACQUISITION CORPORATION THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 30, 2022 21236 The Music Acq. Corp Proxy Card Rev2 Back The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated November 3, 2022, in connection with the Special Meeting to be held at 10:00 a.m., eastern time, in a completely virtual format conducted via live webcast, and hereby appoints Neil Jacobson and Todd Lowen, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of The Music Acquisition Corporation (the “Corporation”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this proxy statement. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. (Continued and to be marked, dated and signed on the reverse side)